SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K

                             -----------------------

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 8, 2001

                               VECTREN CORPORATION

             (Exact Name of Registrant as Specified in Its Charter)

                                     INDIANA

                 (State or Other Jurisdiction of Incorporation)

       1-15467                                          35-2086905
(Commission File Number)                       (IRS Employer Identification No.)


                              20 N.W. Fourth Street
                            Evansville, Indiana 47741
               (Address of Principal Executive Offices)(Zip Code)

       Registrant's Telephone Number, Including Area Code: (812) 465-5300



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Item 5.  Other Events.

On February 8, 2001, Vectren Corporation ("Registrant") and Merrill Lynch & Co., on behalf of Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named in Schedule A of the Purchase Agreement (collectively, the "Underwriters"), executed that certain Purchase Agreement in connection with the sale by the Registrant to the Underwriters of the aggregate 5,500,000 shares of Registrant's common stock and all or any part of the 825,000 shares of Registrant's common stock subject to the option described in Section 2(b) of the Purchase Agreement, a copy of which is attached hereto as Exhibit 99.

Item 7.  Financial Statements and Exhibits.

(a)      Exhibits:

         The following exhibits are filed as a part of this report:

         Exhibit 99        Purchase Agreement  dated as of February 8, 2001.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             VECTREN CORPORATION
                                             (Registrant)


Dated:  February 13, 2001                 By:   /s/ M. Susan Hardwick
                                                --------------------------------
                                                M. Susan Hardwick
                                                Vice President and Controller